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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


        As independent petroleum engineers, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 33-80572) of Toreador Royalty Corporation and its subsidiary of our estimates of reserves, included in this Annual Report on Form 10-K, and to all references to our firm included in this Annual Report.


/s/ HARLAN CONSULTING INC.

Harlan Consulting Inc.


Dallas, Texas
March 21, 1996